Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The effective tax rate was 0% and 0% for the three months ended March 31, 2021 and 2020, respectively. The three months effective tax rates differ significantly from our statutory tax rate of 21%, primarily due to the Company’s valuation allowance movement in each period.
The realization of tax benefits of deferred tax assets is dependent upon future levels of taxable income, of an appropriate character, in the periods the items are expected to be deductible or taxable. Based on the available objective evidence, the Company does not believe it is more likely than not that the net deferred tax assets will be realizable. Accordingly, the Company has provided a full valuation allowance against the domestic net deferred tax assets as of March 31, 2021 and December 31, 2020. The Company intends to maintain the remaining valuation allowance until sufficient positive evidence exists to support a reversal of, or decrease in, the valuation allowance.
The Company reports income tax related interest and penalties within its provision for income tax in its condensed consolidated statements of operations. Similarly, the Company reports the reversal of income tax-related interest and penalties within its provision for income tax line item to the extent the Company resolves its liabilities for uncertain tax positions in a manner favorable to its accruals therefor. During the three months ended March 31, 2021, there were no material changes to the total amount of unrecognized tax benefits.
Income Taxes
The following table presents components of loss before income taxes for the periods presented (in thousands):

	Year Ended December 31,
	2020	2019
Domestic	$(362,338)	$(94,718)
Foreign	40	—
Loss before income taxes	$(362,298)	$(94,718)
The current and deferred provision for income taxes for 2020, and 2019 is zero due to the Company having a full valuation allowance.
The reconciliation between the U.S. federal statutory income tax rate of 21% to the Company’s effective tax for the periods presented is as follows:

	Year Ended December 31,
	2020	2019
U.S. federal provision at statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	0.7	2.9
Tax credits	0.6	1.9
Fair value of financial instruments	(15.6)	(6.8)
Stock-based compensation expense	(0.4)	(0.6)
Uncertain tax benefits	(0.3)	(0.9)
Change in valuation allowance	(6.0)	(17.5)
Effective tax rate	0.0%	0.0%
The Company’s effective tax rates differ from the federal statutory rate primarily due to the change in valuation allowance, non-deductible stock-based compensation expense and the fair value on instruments treated as debt for GAAP and equity for tax purposes, which is not deductible for income tax purposes, for both 2020 and 2019.
The Company’s deferred income tax assets and liabilities as of December 31, 2020 and 2019 were as follows (in thousands):

	Year Ended December 31,
	2020	2019
Deferred tax assets:
Net operating loss carry forward	$62,346	$43,971
Tax credits	3,975	2,397
Accruals and reserves	3,323	1,671
Stock-based compensation expense	267	23
Other	2	2
Total deferred tax assets	69,913	48,064
Valuation allowance	(69,222)	(46,998)
Total deferred tax asset	691	1,066
Deferred tax liabilities:
Depreciation and amortization	691	1,066
Total deferred tax liabilities	691	1,066
Net deferred tax assets (liabilities)	$—	$—
The Company assesses the realizability of deferred tax assets based on the available evidence, including a history of taxable income and estimates of future taxable income. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that all or some portion of deferred tax assets will not be realized. Due to the history of losses incurred by the Company, management believes it is not more likely than not that all of the deferred tax assets can be realized. Accordingly, the Company established and recorded a full valuation allowance on its net deferred tax assets of $69.2 million and $47.0 million as of December 31, 2020 and 2019, respectively.
No deferred tax liabilities for foreign withholding taxes have been recorded relating to the earnings of the Company’s foreign subsidiaries since all such earnings are intended to be indefinitely reinvested. The amount of the unrecognized deferred tax liability associated with these earnings is immaterial.
Utilization of the net operating loss and tax credit carryforwards is subject to a substantial annual limitation due to the “ownership change” limitations provided by Section 382 and 383 of the Internal Revenue Code of 1986, as amended, and other similar state provisions. Any annual limitation may result in the expiration of net operating loss and tax credit carryforwards before utilization. As of December 31, 2020, the Company had $241.6 million of U.S. federal net operating loss carryforwards available to reduce future taxable income, of which $198.9 million will be carried forward indefinitely for U.S. federal tax purposes and $42.7 million will expire beginning in 2035 to 2037. The Company also has $240.0 million of U.S. state net operating loss carryforwards that will expire beginning in 2035 to 2037.
The Company also has federal and state research and development tax credit carryforwards of $8.0 million and $4.7 million as of December 31, 2020 and 2019, respectively. The federal and state research credit carryforwards will begin expiring in 2037.
Unrecognized Tax Benefits
The Company reports income tax related interest and penalties within its provision for income tax in its consolidated statements of operations. Similarly, the Company reports the reversal of income tax-related interest and penalties within its provision for income tax line item to the extent the Company resolves its liabilities for uncertain tax positions in a manner favorable to its accruals therefor. The Company had no interest and penalties accrued as of December 31, 2020 and 2019. The Company does not expect that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2020	2019
Unrecognized tax benefits as of the beginning of the year	$2,397	$1,473
Increases related to prior year tax positions	327	—
Increase related to current year tax positions	1,251	924
Unrecognized tax benefits as of the end of the year	$3,975	$2,397
None of the Company’s unrecognized tax benefits, if recognized, would affect the effective tax rate since the tax benefits would increase a deferred tax asset that is currently fully offset by a full valuation allowance. The Company and its subsidiaries file federal, state and foreign income tax returns. In the normal course of business, the Company is subject to examination by taxing authorities, for which the Company’s major tax jurisdictions are the United States and various states. The Company’s federal and state income tax returns from inception to December 31, 2020 remain subject to examination.